UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 16, 2014
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K/A

Item No.		Page

2.01	Completion of Acquisition or Disposition of Assets	3

9.01	Financial Statements and Exhibits	3

EXPLANATORY NOTE

On June 16, 2014, The E.W. Scripps Company ("Company"), filed a Current Report on Form 8-K ("Original Form 8-K") to report the closing of the Company's acquisition of two television stations owned by Granite Broadcasting Corporation — Detroit MyNetworkTV affiliate WMYD-TV and Buffalo, N.Y. ABC affiliate WKBW-TV ("Acquired Granite Stations"). This Current Report on Form 8-K/A is being filed to supplement the Original Form 8-K and to include the required Item 9.01(a) Financial Statements of Business Acquired and the required Item 9.01(b) Pro Forma Financial Information.

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 9, 2014, we reached a definitive agreement to acquire two television stations owned by Granite Broadcasting Corporation — Detroit MyNetworkTV affiliated WMYD-TV and Buffalo, N.Y. ABC affiliate WKBW-TV ("Acquired Granite Stations") — for $110 million in cash. On June 16, 2014, we closed our acquisition of the Acquired Granite Stations. A copy of the unaudited pro forma condensed combined financial information is filed as exhibit 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The financial statements for the Acquired Granite Stations as of December 31, 2013 and 2012, and for the years ended December 31, 2013 and 2012, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The financial statements for the Acquired Granite Stations as of March 31, 2014 and for the periods ended March 31, 2014 and 2013, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The required pro forma financial information of the Company for the three months ended March 31, 2014, and for the year ended December 31, 2013, is attached hereto as Exhibit 99.3 and is incorporated herein by reference. We have not included a pro forma balance sheet as the acquisition is already reflected in our balance sheet as of June 30, 2014, as reported in our Form 10-Q for the quarterly period ended June 30, 2014.

Exhibit Number	Description of Item

23.1	Consent of BDO USA, LLP
99.1
Combined Balance Sheets of Acquired Granite Stations as of December 31, 2013 and 2012, and the related Combined Statements of Income, Cash Flows and Changes in Owner's Equity for the years ended December 31, 2013 and 2012.

99.2
Condensed Combined Balance Sheet of Acquired Granite Stations as of March 31, 2014, and the related Condensed Combined Statements of Income, and Cash Flows for the three months ended March 31, 2014 and 2013.

99.3	Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2014 and the year ended December 31, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Douglas F. Lyons
Douglas F. Lyons
Vice President and Controller
(Principal Accounting Officer)
Dated: August 29, 2014

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